Principal Ultra-Short Active Income ETF

Ticker Symbol	Principal U.S. Listing Exchange
USI	NYSE Arca
Principal Exchange-Traded Funds Summary Prospectus April 8, 2019
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.PrincipalFunds.com/ETFProspectus. You can also get this information at no cost by calling 1-800-787-1621 or by sending an email request to prospectus@PrincipalETFs.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated April 8, 2019 and the Statement of Additional Information dated November 1, 2018 as amended and restated on April 8, 2019 (which may be obtained in the same manner as the Prospectus).
Beginning on November 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Fund electronically by visiting our website at www.principalfunds.com/edelivery for instructions on enrolling in eDelivery or calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your reports, you can inform the Fund by calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.
Objective: The Fund seeks to provide current income.
Fees and Expenses of the Fund:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.18%
Other Expenses	—%
Total Annual Fund Operating Expenses(1)	0.18%

(1)
The investment management agreement (the “Management Agreement”) between the Fund and Principal Global Investors, LLC (“PGI”) provides that, for the duration of the Management Agreement, PGI will pay all operating expenses of the Fund, except for the Management Fee, payments made under each Series 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

1 of 4

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Principal Ultra-Short Active Income ETF	$18	$58
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new fund and does not yet have a portfolio turnover rate to disclose.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investment-grade bonds and other debt securities. "Investment grade” securities are rated at the time of purchase BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of those selecting such investments. If the security has been rated by only one of those agencies, that rating will determine whether the security is investment grade.
The Fund invests in fixed- and floating-rate securities. The Fund invests in foreign securities, corporate securities, securities issued by the U.S. and foreign governments and their agencies and instrumentalities, asset-backed securities (securitized products), and commercial paper. The Fund concentrates (invests more than 25% of its net assets) its investments in securities in the financial services (i.e., banking, insurance and commercial finance) industry.
Under normal circumstances, the Fund maintains an average effective maturity of three years or less and an average portfolio duration of one year or less. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund actively trades securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Commercial Paper Risk. The value of the Fund’s investment in commercial paper, which is generally unsecured, is susceptible to changes in interest rates and the issuer’s financial condition or credit quality. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding obligations. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and generally increase when interest rates fall. Higher interest rates may adversely affect the liquidity of certain fixed income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.

2 of 4

Floating Interest Rate Risk.  Floating interest rates vary with and are periodically adjusted to reflect changes in a generally recognized base interest rate such as LIBOR (London Interbank Offered Rate) or the prime rate. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

•
Financial Services. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

Market Trading Risks. The Fund faces numerous market trading risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption to the activities of market makers, authorized participants, or other participants and in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

3 of 4

U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance is benchmarked against the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. Performance information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-787-1621 or online at www.principalfunds.com/etf-funds.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	John R. Friedl (since 2019), Portfolio Manager

•	Paul S. Kim (since 2019), Portfolio Manager

•	Scott J. Peterson (since 2019), Portfolio Manager

•	Daniela Spassova (since 2019), Portfolio Manager
Purchase and Sale of Fund Shares
The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants ("APs") who have entered into agreements with the Fund’s distributor and only in blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), in exchange for the deposit or delivery of a basket of securities that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Typically, the basket of assets will be made up of securities, but may include a cash component. (See "Purchase and Redemption of Creation Units" in the Statement of Additional Information for more information.)
Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund are expected to be listed for trading on NYSE Arca, Inc., and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4 of 4